Item 2.  Acquisition or Disposition of Assets.

On May 31, 1996, C.I.S. Technologies, Inc. ("CIS") was acquired by the Registrant through the merger of CIS with and into a subsidiary (NDC Merger Corp.) of the Registrant. After the merger, CIS was the surviving corporation, and the Registrant became the sole shareholder of CIS.

In the merger, each share of CIS Common Stock and Series A Preferred Stock (together the "CIS Common Stock") ceased to be outstanding and was converted into the right to receive .08682 shares of the Registrant's Common Stock. The acquisition will be accounted for using the pooling of interests method of accounting. The Registrant will issue approximately 2,829,746 shares of Registrant's Common Stock in exchange for the outstanding CIS Capital Stock.

Approval of the transactions described herein required the affirmative vote of a majority of the CIS Capital Stock outstanding and entitled to vote and the affirmative vote of a majority of the Series A Preferred Stock outstanding and entitled to vote, each voting as a separate class, at a special meeting of CIS shareholders held May 30, 1996. As of the record date, April 25, 1996, there were 30,188,589 shares of CIS Common Stock and 2,384,182 shares of CIS Series A Preferred Stock issued and outstanding and entitled to vote at the special meeting. At the special meeting, 16,524,822 shares of CIS Common Stock and 2,384,182 shares of CIS Series A Preferred Stock were voted. All of the CIS Series A Preferred shares and 16,046,833 shares of the CIS Common Stock voted in favor of the merger.

CIS's tangible fixed assets, principally computer hardware and communications equipment, are used to provide transaction processing, consulting and outsourcing services to the health care market, primarily hospitals and physicians. The Registrant intends to continue the same or similar use of the assets of CIS.


Item 7. Financial Statements and Exhibits.

(a)     Financial Statements of the Business Acquired:

        The following documents filed by CIS with the Commission (CIS File No. 0-15457) under Section 13(a) or 15(d) of the Exchange Act are hereby incorporated by reference in Exhibit 99.1.

        (1)     CIS' Annual Report on Form 10-K for the year ended
                December 31, 1995.

        (2) CIS's current Reports on Form 8-K dated April 15, 1996 and April 26, 1996.

        (3) CIS's Quarterly Report on Form 10-Q for the Quarter ended March 31, 1996.

(b)     Pro Forma Financial Information.

        (1) Certain Pro Forma Condensed Combined Financial Data, on pages 43 through 45 of Proxy Statement/Prospectus, is incorporated by reference in Exhibit 99.2.




(c)     Exhibits.




Exhibit Number              Description

2.1 Agreement and Plan of Merger, dated April 15, 1996 (filed as Annex A to the Proxy Statement/Prospectus filed as part of the Registrant's Form S-4 Registration Statement (Registration No. 333-2705) filed April 22, 1996, as amended on April 30, 1996, and incorporated herein by reference).


23.1           Consent of Price Waterhouse LLP


23.2           Consent of Coopers and Lybrand LLP


99.1 Financial Statements of CIS. (Incorporated by reference from CIS' Annual Report on Form 10-K for the year ended December 31, 1995; CIS' Quarterly Report on Form 10-Q for the Quarter Ended March 31, 1996; and CIS' Current Reports on Form 8-K dated April 15, 1996 and April 26, 1996.)


99.2          Pro Forma Condensed Combined Financial Data.
              (Incorporated by reference from pages 43 through 45 of the Proxy Statement/Prospectus filed as part of the Registrant's Registration Statement on Form S-4
              (Registration No.  333-2705)).


































                               Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NATIONAL DATA CORPORATION


                                By:   \s\  Jerry W.  Braxton
                                      ________________________
                                       Jerry W. Braxton
                                       Chief Financial Officer


Dated:   June 15, 1996